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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): NOVEMBER 4, 2004


                         HARVEST NATURAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     1-10762                      77-0196707
(State or other jurisdiction   (Commission File Number)  (IRS Employer Identification No.)
      of incorporation)

         1177 ENCLAVE PARKWAY,                                     77077
               SUITE 300                                         (Zip Code)
             HOUSTON, TEXAS
(Address of principal executive offices)

                                  281-899-5700
                             (Registrant's telephone
                          number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 4, 2004, Harvest Natural Resources, Inc. ("Harvest") issued a Press Release (the "Press Release") providing results for the third quarter ended September 30, 2004. The Press Release contains information regarding Harvest's discretionary cash flow, a non-GAAP financial measure which Harvest's management believes provides useful information to investors regarding the net cash provided by operating activities without regard to the changes in the operating assets and liabilities. These changes are short-term in nature and can fluctuate based on the activities within a single reporting period. The Press Release includes a reconciliation of the differences between discretionary cash flow and net cash provided by operating activities.

The foregoing is qualified by reference to the Press Release which is furnished as an exhibit to this report and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

          99.1 Press release dated November 4, 2004 providing results of operations for the third quarter ended September 30, 2004.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 4, 2004


                            HARVEST NATURAL RESOURCES, INC.



                            By:          /s/ Kerry R. Brittain
                               -------------------------------------------------
                                             Kerry R. Brittain
                                 Senior Vice President, General Counsel
                                          and Corporate Secretary



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                                INDEX TO EXHIBITS

Item
Number           Exhibit
------           -------

99.1 Press release dated November 4, 2004 providing results of operations for the third quarter ended September 30, 2004.





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